Exhibit 21.1

Subsidiary Name	Date of Incorporation	State or Other Jurisdiction of Incorporation or Organization
Subsidiaries of BankAtlantic Bancorp, Inc.
BankAtlantic	2/1952	US
BA-HD, LLC	9/2005	Florida
BA-TOL, LLC	3/2006	Florida
ProMotion Sports & Entertainment, LLC	5/1991	Florida
BBC Capital Trust II	10/2001	Delaware
BBC Capital Statutory Trust III	5/2002	Connecticut
BBC Capital Statutory Trust IV	9/2002	Connecticut
BBC Capital Trust V	9/2002	Connecticut
BBC Capital Trust VI	11/2002	Delaware
BBC Capital Statutory Trust VII	12/2002	Connecticut
BBC Capital Trust VIII	12/2002	Delaware
BBC Capital Trust IX	12/2002	Delaware
BBC Capital Statutory Trust X	2/2003	Connecticut
BBC Capital Trust XI	3/2003	Delaware
BBC Capital Trust XII	3/2003	Delaware
BBX Capital Trust 2007 I(A)	6/2007	Delaware
BBX Capital Trust 2007 II(A)	9/2007	Delaware
BankAtlantic Bancorp Partners, Inc.	3/1998	Florida
Risk Services Group, LLC	11/1995	Florida
Subsidiaries of BankAtlantic Bancorp, Partners Inc.
Heartwood Partners 1, LLC	3/2009	Florida
Heartwood Partners 2, LLC	6/2009	Florida
Heartwood Partners 3, LLC	10/2009	Florida
Heartwood Partners 4, LLC	10/2009	Florida
Subsidiaries of BankAtlantic
Banc Servicing Center, LLC	9/1995	Florida
BankAtlantic Factors, LLC	1/1997	Florida
BA Community Development Corporation	9/2004	Delaware
BA Equity Ventures, LLC	9/2006	Florida
BA Financial Services, LLC	12/2001	Florida
BAH Corp.	12/2003	Delaware
BankAtlantic Leasing Inc.	8/1989	Florida
BankAtlantic Mortgage, LLC	5/1991	Florida
BankAtlantic Mortgage Partners, Inc.	6/2004	Florida
Fidelity Service, LLC	10/1970	Florida
Fidelity Tax, LLC	3/2000	Florida
Hammock Homes, LLC	10/1990	Florida
FT Properties, LLC	2/1991	Florida
Heartwood 2, LLC	2/1991	Florida

Subsidiary Name	Date of Incorporation	State or Other Jurisdiction of Incorporation or Organization
Heartwood 3, LLC	2/1991	Florida
Heartwood 4, LLC	2/1991	Florida
Heartwood 7, LLC	5/1991	Florida
Heartwood 11, LLC	5/1991	Florida
Heartwood 13, LLC	5/1991	Florida
Heartwood 14, LLC	5/1991	Florida
Heartwood 16, LLC	6/1992	Florida
Heartwood 18, LLC	6/1992	Florida
Heartwood 19, LLC	6/1992	Florida
Heartwood 20, LLC	6/1992	Florida
Heartwood 21, LLC	2/1991	Florida
Heartwood 22, LLC	6/2009	Florida
Heartwood 23, LLC	7/2009	Florida
Heartwood 24, LLC	10/2009	Florida
Heartwood 30, LLC	4/28/2010	Florida
Heartwood 31, LLC	4/28/2010	Florida
Heartwood 32, LLC	4/28/2010	Florida
Heartwood 33, LLC	4/28/2010	Florida
Heartwood 34, LLC	4/28/2010	Florida
Heartwood 35, LLC	4/28/2010	Florida
Heartwood 36, LLC	4/28/2010	Florida
Heartwood 37, LLC	4/28/2010	Florida
Heartwood 38, LLC	4/28/2010	Florida
Heartwood 39, LLC	4/28/2010	Florida
Heartwood 40, LLC	4/28/2010	Florida
Heartwood 41, LLC	4/28/2010	Florida
Heartwood 42, LLC	4/28/2010	Florida
Heartwood 43, LLC	4/28/2010	Florida
Heartwood 44, LLC	4/28/2010	Florida
Heartwood 45, LLC	4/28/2010	Florida
Heartwood 46, LLC	4/28/2010	Florida
Heartwood 47, LLC	4/28/2010	Florida
Heartwood 48, LLC	4/28/2010	Florida
Heartwood 49, LLC	4/28/2010	Florida
Heartwood 50, LLC	4/28/2010	Florida
Heartwood 51, LLC	4/28/2010	Florida
Heartwood 52, LLC	4/28/2010	Florida
Heartwood 53, LLC	4/28/2010	Florida
Heartwood 54, LLC	4/28/2010	Florida
Heartwood 55, LLC	4/28/2010	Florida
Heartwood 56, LLC	4/28/2010	Florida
Heartwood 57, LLC	5/26/2010	Florida

Subsidiary Name	Date of Incorporation	State or Other Jurisdiction of Incorporation or Organization
Heartwood 58, LLC	5/26/2010	Florida
Heartwood 59, LLC	5/26/2010	Florida
Heartwood 60, LLC	5/26/2010	Florida
Heartwood 61, LLC	5/26/2010	Florida
Heartwood 62, LLC	5/26/2010	Florida
Heartwood 63, LLC	5/26/2010	Florida
Heartwood 64, LLC	5/26/2010	Florida
Heartwood 65, LLC	5/26/2010	Florida
Heartwood 66, LLC	5/26/2010	Florida
Heartwood 67, LLC	5/26/2010	Florida
Heartwood 68, LLC	5/26/2010	Florida
Heartwood 69, LLC	5/26/2010	Florida
Heartwood 70, LLC	5/26/2010	Florida
Heartwood 71, LLC	5/26/2010	Florida
Heartwood 72, LLC	5/26/2010	Florida
Heartwood 73, LLC	5/26/2010	Florida
Heartwood 74, LLC	5/26/2010	Florida
Heartwood 75, LLC	5/26/2010	Florida
Heartwood 76, LLC	5/26/2010	Florida
Heartwood 77, LLC	5/26/2010	Florida
Heartwood 78, LLC	5/26/2010	Florida
Heartwood 79, LLC	5/26/2010	Florida
Heartwood 80, LLC	5/26/2010	Florida
Heartwood 81, LLC	5/26/2010	Florida
Heartwood 82, LLC	5/26/2010	Florida
Heartwood 83, LLC	5/26/2010	Florida
Heartwood 84, LLC	5/26/2010	Florida
Heartwood 85, LLC	5/26/2010	Florida
Heartwood 86, LLC	5/26/2010	Florida
Heartwood 87, LLC	3/1987	Florida
Heartwood 88, LLC	5/1988	Florida
Heartwood 90, LLC	11/1990	Florida
Heartwood 91, LLC	1/1991	Florida
Heartwood 91-1, LLC	2/1986	Florida
Heartwood 91-2, LLC	7/1987	Florida
Heartwood 91-3, LLC	12/1985	Florida
Heartwood 91-4, LLC	1/1986	Florida
Heartwood 92, LLC	5/26/2010	Florida
Heartwood 93, LLC	5/26/2010	Florida
Heartwood 94, LLC	5/26/2010	Florida
Heartwood 95, LLC	5/26/2010	Florida
Heartwood 96, LLC	5/26/2010	Florida

Subsidiary Name	Date of Incorporation	State or Other Jurisdiction of Incorporation or Organization
Heartwood 97, LLC	5/26/2010	Florida
Heartwood 98, LLC	5/26/2010	Florida
Heartwood 99, LLC	5/26/2010	Florida
Heartwood 100, LLC	5/26/2010	Florida
Heartwood 101, LLC	5/26/2010	Florida
Heartwood 102, LLC	5/26/2010	Florida
Heartwood 103, LLC	5/26/2010	Florida
Heartwood 104, LLC	5/26/2010	Florida
Heartwood 105, LLC	5/26/2010	Florida
Heartwood 106, LLC	5/26/2010	Florida
Heartwood 107, LLC	5/26/2010	Florida
Heartwood 108, LLC	5/26/2010	Florida
Heartwood 109, LLC	5/26/2010	Florida
Heartwood 110, LLC	5/26/2010	Florida
Heartwood 111, LLC	5/26/2010	Florida
Sunrise Atlantic, LLC	1/1990	Florida
Palm River Development Co., Inc.	7/1999	Florida
Palm River Realty, Inc.	2/2007	Florida
Professional Valuation Services, LLC	10/1987	Florida
Heartwood Holdings, Inc.	7/1988	Florida
Leasing Technology, Inc.	2/1998	Florida
Subsidiaries of BA Equity Ventures, LLC
BA-GR, LLC	9/2006	Florida
BA-SL, LLC	9/2006	Florida
Subsidiaries of Palm River Development Co., Inc.
River Club of Vero Beach, LLC	5/2001	Florida